Michael J. Devine, P.C.
ATTORNEY AT LAW
3705 WEST MAPLE ROAD
BLOOMFIELD HILLS, MICHIGAN 48301

Devinemj1@gmail.com

(248) 642-2010

FAX: (248) 642-2012
CELL: (248) 212-6633

August 16, 2012

Mr. Joseph D. Reid, Chairman
Capitol Bancorp Ltd. Board of Directors
200 Washington Square North
Lansing, Michigan 48933

Dear Joe;

I hereby tender my resignation as Director of Capitol Bancorp, Ltd. effective as of this date. I have enjoyed by tenure as director of the holding company and the subsidiary banks but most important are the many friends I have made over the years.

Best wishes for success.

Sincerely,

Mike

Michael J. Devine